SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

   FILED BY THE REGISTRANT [X] FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           CHECK THE APPROPRIATE BOX:

                        [X ] PRELIMINARY PROXY STATEMENT

                [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                       (AS PERMITTED BY RULE 14A-6(E)(2))

                          [] DEFINITIVE PROXY STATEMENT

                       [ ] DEFINITIVE ADDITIONAL MATERIALS

             [ ] SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-12

                                  THE GCG TRUST

 -------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


 -------------------------------------------------------------------------------
       (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] NO FEE REQUIRED.

             [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES
                             14A-6(I)(4) AND 0-11.

       1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    5) Total fee paid:

--------------------------------------------------------------------------------


[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

--------------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    3) Filing Party:

--------------------------------------------------------------------------------

    4) Date Filed:

--------------------------------------------------------------------------------

                                  THE GCG TRUST
                               1475 DUNWOODY DRIVE
                             WEST CHESTER, PA 19380

                                January __, 2002

Dear Valued Contract Owner:

Thank you for choosing ING Variable Annuities.

Your Board of Trustees is submitting for your approval two proposed changes to The GCG Trust.

The first proposal is to elect a Board of Trustees, which would result in the election of new Trustees and an increase in the number of Trustees from the current Board of Trustees. The new Board of Trustees would oversee not only the Trust but also other ING-affiliated fund groups. The second proposal is to approve a new Portfolio Management Agreement with Janus Capital Corporation under the same terms and conditions as the current portfolio management agreement with Janus.

Your current Board of Trustees has concluded that both proposals are in the best interests of the Trust and you, and recommend that you vote YES. Enclosed please find proxy materials that describe each proposal comprehensively. Please read carefully the enclosed Proxy Statement.

You may vote in three ways. To vote by mail, please sign and return the Proxy Card in the enclosed postage-paid envelope. To vote by phone, please call toll-free 1-800-597-7836. To vote by Internet, please go to https://vote.proxy-direct.com.

I am confident that ING will continue to be an attractive choice for your investment dollars. Should you have any questions or concerns, please do not hesitate to contact our helpful Client Services Team at 1-800-366-0066.

Thank you in advance for your prompt participation, and thank you for choosing ING.

Sincerely,

/S/ Robert B. Salipante

Robert B. Salipante
President
The GCG Trust

                                                               PRELIMINARY COPY

                                  THE GCG TRUST

                               1475 DUNWOODY DRIVE
                             WEST CHESTER, PA 19380
                                  800-366-0066

                          NOTICE OF SPECIAL MEETING OF
                          SHAREHOLDERS OF THE GCG TRUST

                                JANUARY 31, 2002

       A Special Meeting of the Shareholders of The GCG Trust (the "Trust") will be held at the Trust's principal executive offices at 1475 Dunwoody Drive, West Chester, PA 19380, on January 31, 2002, at 10:00 a.m., Eastern time (the "Meeting"). The proposals to be considered at the Meeting are detailed in the attached Proxy Statement and summarized below:

     1. To elect 13 members to the Board of Trustees to hold office until the election and qualification of their successors.

     2. To consider and approve a new Portfolio Management Agreement among the Trust on behalf of the Growth Series, Growth and Income Series and Special Situations Series, Directed Services, Inc. ("DSI") and Janus Capital Corporation ("Janus").

     3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

       The Board of Trustees has fixed the close of business on November 30, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

                                        By Order of the Board of Trustees

                                        /S/  Carolyn Mead

                                        Carolyn Mead
                                        Assistant Secretary

January ___, 2002
West Chester, PA

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST YOUR VOTE FOR APPROVAL OF THE PROPOSALS. YOUR VOTE IS IMPORTANT!
--------------------------------------------------------------------------------
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE OR VOTE BY INTERNET AT HTTPS://VOTE.PROXY-DIRECT.COM. OR TELEPHONE BY CALLING
            ------------------------------
1-800-597-7836.

IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS NOTICED ABOVE.

                                                              PRELIMINARY COPY

                                  THE GCG TRUST

                               1475 DUNWOODY DRIVE
                        WEST CHESTER, PENNSYLVANIA 19380
                                  800-366-0066

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------


                         SPECIAL MEETING OF SHAREHOLDERS
                                OF THE GCG TRUST
                                  TO BE HELD ON
                                JANUARY 31, 2002

         This Proxy Statement and enclosed form of proxy are furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of The GCG Trust (the "Trust") of proxies to be voted at a Special Meeting of the Shareholders of the Trust (the "Meeting") to be held at the Trust's principal executive offices at 1475 Dunwoody Drive, West Chester, PA 19380, on January 31, 2002, at 10:00 a.m. Eastern time or at any and all adjournment(s) thereof. The approximate mailing date of this Proxy Statement and accompanying form of proxy is January ___, 2002.

         The Board has fixed the close of business on November 30, 2001, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") in the Series of the Trust (the "Series") entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

         The Board of the Trust is soliciting shareholder votes on Proposals 1 and 3 affecting all of the Series of the Trust and Proposal 2 that affects only the Growth Series, Growth and Income Series and Special Situations Series. The following table identifies each Proposal to be presented at the Meeting, the Series whose shareholders the Board is soliciting with respect to that Proposal, and the vote required:

------- ----------------------------------------------------- ---------------------- -------------------------------------
        PROPOSAL                                              AFFECTED SERIES        VOTE REQUIRED
------- ----------------------------------------------------- ---------------------- -------------------------------------
1.      To elect 13 members of the Board of Trustees to       All Series             Approval of the election of each
        hold office until the election and qualification of                          Nominee to the Board requires the
        their successors.                                                            affirmative vote of a plurality of
                                                                                     the shares of the Trust entitled to
                                                                                     vote at the Meeting.
------- ----------------------------------------------------- ---------------------- -------------------------------------

------- ----------------------------------------------------- ---------------------- -------------------------------------
        PROPOSAL                                              AFFECTED SERIES        VOTE REQUIRED
------- ----------------------------------------------------- ---------------------- -------------------------------------
2.      To consider and approve a new Portfolio Management    Growth Series,         Approval of the New Portfolio
        Agreement among the Trust on behalf of the Growth     Growth and Income      Management Agreement requires a
        Series, Growth and Income Series and Special          Series and Special     "majority of the outstanding voting
        Situations Series, Directed Services, Inc. ("DSI")    Situations Series      securities" of the Series, which
        and Janus Capital Corporation ("Janus").                                     means the lesser of: (i) 67% or
                                                                                     more of the Shares of the Series
                                                                                     entitled to vote thereon present
                                                                                     at the Meeting, if the holders
                                                                                     of more than 50% of the outstanding
                                                                                     shares of the Series are present or
                                                                                     represented  by proxy; or (ii)
                                                                                     more than 50% of the outstanding
                                                                                     Shares of the Series.
------- ----------------------------------------------------- ---------------------- -------------------------------------
3.
        To transact such other business as may properly       All Series
        come before the Meeting or any adjournment(s)
        thereof.
------- ----------------------------------------------------- ---------------------- -------------------------------------

         A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending and revoking it at the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or DSI or their agents or affiliates personally or by telephone. Expenses in connection with the solicitation of proxies for Proposals 1 and 3 will be borne by DSI, the manager of the Series. Expenses in connection with the solicitation of proxies for Proposal 2 will be borne by Janus, the portfolio manager for the Growth, Growth and Income and Special Situations Series.

         THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS, UPON REQUEST, EITHER BY WRITING TO THE TRUST AT 1475 DUNWOODY DRIVE, WEST CHESTER, PENNSYLVANIA 19380, OR BY CALLING TOLL-FREE (800) 366-0066. THE ANNUAL REPORT AND SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

         The Trust knows of no items of business other than the Proposals mentioned in the Notice, which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

SUMMARY

         The Board has nominated 13 individuals ("Nominees") for election to the Board of Trustees of the Trust, subject to shareholder approval of this Proposal. Shareholders are being asked to elect the Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Information about each Nominee is set forth below. Four (4) of the Nominees are currently Trustees of the Trust and each has consented to continue to serve as a Trustee if reelected by shareholders. The remaining nine (9) Nominees are currently directors/trustees of a group of registered investment companies called the Pilgrim Funds (the "Pilgrim Funds"), which are managed by ING Pilgrim Investments, LLC ("ING Pilgrim"). Each Nominee has indicated that he or she is willing to serve as Trustee of the Trust, if elected.

REASONS FOR THE PROPOSED CHANGE AND TRUSTEES' RECOMMENDATION

         ING Groep N.V. ("ING") is the parent corporation of both Directed Services, Inc. ("DSI"), the manager for the Trust, and ING Pilgrim, the investment adviser to the Pilgrim Funds and to advisers of other fund groups. Headquartered in Amsterdam, ING is a global financial institution active in the fields of asset management, insurance and banking. ING has embarked upon a plan to consolidate the board of directors/trustees of various mutual fund groups managed by some of its U.S. subsidiaries ("ING fund groups").

         As part of this consolidation effort, on August 8, 2001, ING proposed to the Trust's Board a proposal to combine the boards of various ING fund groups to form one common unified Board (the "Unified Board"). It is anticipated that the Nominees will also serve on the Boards of the Pilgrim Funds and possibly other fund groups managed by ING affiliates. The shareholders of the Pilgrim Funds will also be asked to approve the creation of the Unified Board.

         The current Board of Trustees of the Trust (the "Current Board") has determined that it would be beneficial, as discussed below, to have a common unified Board overseeing the affiliated fund groups, and nominated a Unified Board consisting of thirteen (13) members, ten (10) of which would not be interested persons of the Trust, as defined in the Investment Company Act of 1940 ("1940 Act")("Independent Trustees") who would oversee The GCG Trust, the Pilgrim Funds and other fund groups affiliated with ING. Such determination was made based upon the recommendations of the Board's Governance Committee and Independent Trustee Committee. The Independent Trustee Committee met on October 10-11, 2001 to discuss the proposal to create a Unified Board and to review the due diligence performed by its members on the proposal and potential nominees. Subsequently, the Governance Committee met on November 6, 2001 and recommended the constitution of a Unified Board and nominated ten Independent Trustees. Accordingly, the Trustees undertook the following actions:

         o Nominated to the Board of The GCG Trust all of the individuals who currently serve as directors/trustees of the Pilgrim Funds.

         o Reconstituted the Board of The GCG Trust, subject to shareholder approval, with the new Nominees from the Pilgrim Funds and four individuals who currently serve as trustees of The GCG Trust.

         The Current Board conducted extensive due diligence to ascertain the potential benefits or detriments to having a Unified Board and unanimously concluded that the Unified Board would be in the best interests of the Trust's shareholders. The Current Board based its decision on the following considerations:

         o The knowledge, background and experience of the Nominees would benefit the Trust and its shareholders and a slightly larger percentage of the Unified Board would be comprised of independent trustees;

         o Representations by ING management that a consolidated board would better enable ING to implement a business plan that emphasized mutual funds and variable contracts as a core part of its U.S. business strategy, and would better enable representatives from management to participate in the governance process for mutual funds managed by ING entities;

         o The Trust and management would benefit from resulting efficiencies in fund governance, including the uniform oversight and standardization of policies;

         o Shareholders' interests would be more effectively represented if the same individuals serve on each of the boards of the ING fund groups;

         o Consolidating the Boards ultimately should result in trustees' fees being allocated across all funds overseen by the Unified Board.

         ING has represented to the Current Board that other mutual fund groups managed by affiliates of ING, and in particular the Pilgrim Funds, intend to propose to their shareholders the election of the same persons to serve on the boards of directors (or trustees) of those funds as the Nominees named below. If the Nominees are elected to the boards of the Trust and the Pilgrim Funds, the Nominees would serve on the boards of directors (or trustees) of 24 corporate entities that constitute 90 mutual fund portfolios. Moreover, while not currently proposed, it is possible in the future, that other mutual fund groups managed by other subsidiaries of ING could propose a consolidated board to their shareholders, which could increase the size of the consolidated board and, based on the current number of funds in that group, could bring the total mutual fund portfolios overseen by such a consolidated board to approximately 150, absent mergers of portfolios which would require shareholder approval.

         The compensation arrangements for the Trust's Series have not been changed by the Board, so if shareholders elect the Nominees, each Independent Trustee currently would receive the same compensation for service to The GCG Trust as in effect for the Current Board, as discussed later in this Proxy Statement. If these measures are approved by shareholders, the newly constituted Unified Board may choose to consider whether the compensation of the Trustees should be changed. If the Nominees are elected as directors/trustees of the Pilgrim Funds and other funds managed by other subsidiaries of ING, the costs of the directors/trustees could be spread over a larger number of funds and a larger amount of assets. The Board considered the fact that the increased sized board may increase the costs borne by shareholders, but concluded that the increase, if any, should not be material and would be outweighed by the benefits to shareholders.

         Shareholder approval is required because, under the 1940 Act, the Board may fill vacancies or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees have been elected by shareholders. If elected by shareholders, the term of the new Trustees of the Trust would begin as of the close of business on February __, 2002.

BOARD NOMINEES

         At a Board meeting on November 7, 2001, the Current Board unanimously approved the constitution of a Unified Board to consist of three Independent Trustees and one Interested Trustee of the Current Board and seven Independent Trustees and two Interested Trustees of the Pilgrim Funds' Board. The proposed Unified Board would consist of three Interested and ten Independent Trustees.

         The Current Board and its Governance Committee met to discuss Board candidates and, after due consideration, decided to recommend to shareholders the following Nominees:

                                 Paul S. Doherty

                                J. Michael Earley

                              R. Barbara Gitenstein

                                 Alan L. Gosule

                                  Walter H. May

                               Thomas J. McInerney

                                   Jock Patton

                               David W. C. Putnam

                                 Blaine E. Rieke

                               Robert C. Salipante

                                 John G. Turner

                                Roger B. Vincent

                              Richard A. Wedemeyer

         The proxies will vote for the election of each Nominee unless you withhold authority to vote for any or all of them in the proxy. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of trustees as provided for in the Trust's Amended and Restated Agreement and Declaration of Trust.

         No Trustee or Nominee is a party adverse to the Trust, DSI or any of their affiliates in any material pending legal proceedings, nor does any Trustee or Nominee have an interest materially adverse to the Trust.

         The following table sets forth information concerning the Nominees:

---------------------------------------- -------------- -----------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S)    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------- -------------- -----------------------------------------------------------------
Paul S. Doherty                          Trustee        President and Partner, Doherty, Wallace, Pillsbury and Murphy,
(Age 66)                                                P.C., Attorneys (1996-present).  Mr. Doherty was formerly a
                                                        Director of Tambrands, Inc. (1996 - 1998).  Mr. Doherty is a
7337 E. Doubletree Ranch Rd.                            director/trustee of each of the Pilgrim Funds.
Scottsdale, Arizona 85258
---------------------------------------- -------------- -----------------------------------------------------------------

---------------------------------------- -------------- -----------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S)    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------- -------------- -----------------------------------------------------------------
J. Michael Earley                        Trustee        President and Chief Executive Officer of Bankers Trust Company,
(Age 56)                                                N.A. (1992 to present).  Mr. Earley is a trustee of The GCG
                                                        Trust (1997 to present).
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
---------------------------------------- -------------- -----------------------------------------------------------------
R. Barbara Gitenstein                    Trustee        President of The College of New Jersey (1999 to present);
(Age 53)                                                Executive Vice President and Provost of Drake University (1992
                                                        to 1998).  Dr. Gitenstein is a trustee of The GCG Trust (1997
7337 E. Doubletree Ranch Rd.                            to present).
Scottsdale, Arizona 85258
---------------------------------------- -------------- -----------------------------------------------------------------
Alan L. Gosule                           Trustee        Partner of Clifford Chance Rogers & Wells, LLP, Attorneys
(Age 60)                                                (1991-present).  Mr. Gosule is a Director of F.L. Putnam
                                                        Investment Management Co., Inc.; Simpson Housing Limited

7337 E. Doubletree Ranch Rd.                            Partnership; Home Properties of New York, Inc.; and Colonnade
Scottsdale, Arizona 85258                               Properties.  Mr. Gosule is a director/trustee of each of the
                                                        Pilgrim Funds.
---------------------------------------- -------------- -----------------------------------------------------------------
Walter H. May                            Trustee        Retired.  Mr. May was formerly Managing Director and Director
(Age 65)                                                of Marketing for Piper Jaffray, Inc., an investment
                                                        banking/underwriting firm.  Mr. May is a director/trustee of
7337 E. Doubletree Ranch Rd.                            each of the Pilgrim Funds.
Scottsdale, Arizona 85258
---------------------------------------- -------------- -----------------------------------------------------------------
Thomas J. McInerney*                     Trustee        Chief Executive Officer, ING U.S. Financial Services (October
(Age 45)                                                2001-present).  Mr. McInerney was formerly Chief Executive
                                                        Officer and General Manager of ING Worksite Division (December
7337 E. Doubletree Ranch Rd.                            2000-October 2001); President of Aetna Financial Services
Scottsdale, Arizona 85258                               (August 1997 - December 2000), Head of National Accounts and
                                                        Core Sales and Marketing for Aetna U.S. Healthcare (April
                                                        1996-March 1997), Head of Corporate Strategies for Aetna Inc.
                                                        (July 1995 - April 1996), and held a variety of line and
                                                        corporate staff positions with Aetna Inc. since 1978.  Mr.
                                                        McInerney is President, Chief Executive Officer and Director of
                                                        Northern Life Insurance Company (2001-present); and President and Director of Aetna Life Insurance & Annuity Company
                                                        (1997-present); Aetna Retirement Holdings, Inc. (1997-present);
                                                        Aetna Investment Adviser Holding Company (2000-present); and
                                                        Aetna Retail Holding Company (2000-present).  Mr. McInerney is also a Director of Aeltus Investment Management, Inc.
                                                        (1997-present); Ameribest Life Insurance Company
                                                        (2001-present);
---------------------------------------- -------------- -----------------------------------------------------------------

---------------------------------------- -------------- -----------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S)    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------- -------------- -----------------------------------------------------------------
                                                        Equitable Life Insurance Company (2001-present);
                                                        First Columbine Life Insurance Company
                                                        (2001-present); Golden American Life Insurance
                                                        Company (2001-present); Life Insurance Company
                                                        of Georgia (2001-present); Midwestern United Life
                                                        Insurance Company (2001-present); ReliaStar Life Insurance
                                                        Company (2001-present); Security Life of Denver (2001-present);
                                                        Security Connecticut Life Insurance Company
                                                        (2001-present); Southland Life Insurance Company
                                                        (2001-present) USG Annuity and Life Company (2001-present);
                                                        United Life and Annuity Insurance Company, Inc. (2001-present).
                                                        Mr. McInerney is also a director/trustee of each
                                                        of the Pilgrim Funds.
---------------------------------------- -------------- -----------------------------------------------------------------
Jock Patton                              Trustee        Private Investor.  Mr. Patton is a Director of Hypercom, Inc.
(Age 56)                                                (1999-present) and JDA Software Group, Inc. (1999-present).
                                                        Mr. Patton is also a Director of Buick of Scottsdale, Inc.,
7337 E. Doubletree Ranch Rd.                            National Airlines, Inc., BG Associates, Inc., BK Entertainment,
Scottsdale, Arizona 85258                               Inc., Arizona Rotorcraft, Inc. and Director and Chief Executive
                                                        Officer of Rainbow Multimedia Group, Inc.  Mr. Patton was
                                                        formerly Director of Stuart Entertainment, Inc.(     ),
                                                        Director of Artisoft, Inc. (August 1994 - July 1998), and
                                                        President and co-owner of StockVal, Inc. (April 1993 - June
                                                        1997).  Mr. Patton is a director/trustee of each of the Pilgrim
                                                        Funds.
---------------------------------------- -------------- -----------------------------------------------------------------
David W. C. Putnam                       Trustee        President and Director of F.L. Putnam Investment Management
(Age 62)                                                Company and its affiliates.  Mr. Putnam is Director of the
                                                        Principled Equity Market Trust and Progressive Capital

7337 E. Doubletree Ranch Rd.                            Accumulation Trust.  Mr. Putnam was formerly Director of Trust
Scottsdale, Arizona 85258                               Realty Corp.; Anchor Investment Trust; and Bow Ridge Mining
                                                        Co.  Mr. Putnam is a director/trustee of each of the Pilgrim
                                                        Funds.
---------------------------------------- -------------- -----------------------------------------------------------------
Blaine E. Rieke                          Trustee        General Partner of Huntington Partners, an investment
(Age 68)                                                partnership (1997 - present).  Mr. Rieke was formerly Chairman and Chief Executive Officer of Firstar Trust Company (1973 -
7337 E. Doubletree Ranch Rd.                            1996).  Mr. Rieke is a Director of Morgan Chase Trust Co.
Scottsdale, Arizona 85258                               (1999-present) and formerly, Director of ING Mutual Funds
                                                        (1998-2001).  Mr. Rieke is a director/trustee of each of the
                                                        Pilgrim Funds.
---------------------------------------- -------------- -----------------------------------------------------------------

---------------------------------------- -------------- -----------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S)    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------- -------------- -----------------------------------------------------------------
Robert C. Salipante*                     Trustee,       General Manager and President, ING U.S. Financial Services
(Age 45)                                 President      (2001-present).  Mr. Salipante was formerly General Manager and
                                         and Chairman   Chief Executive Officer, ING U.S. Retail Financial Services
7337 E. Doubletree Ranch Rd.                            (2000-2001); President and Chief Operating Officer, ReliaStar
Scottsdale, Arizona 85258                               Financial Corp. (1999-2000); Senior Vice President - Personal
                                                        Financial Services, ReliaStar Financial Corp. (1996-1999);
                                                        Senior Vice President - Individual Division and Technology,
                                                        ReliaStar Financial Corp. (1996); Senior Vice President -
                                                        Strategic Marketing and Technology, ReliaStar Financial Corp.
                                                        (1994-1996).  Mr. Salipante is a member of the Boards of
                                                        ReliaStar Life Insurance Company (1995-present); ReliaStar Life
                                                        Insurance Co. of New York (1995-present); Northern Life
                                                        Insurance Company (1993-present); Golden American Life
                                                        Insurance Company (2001-present); ReliaStar Foundation
                                                        (1996-present); Deluxe Corp. (1996-present); Security
                                                        Connecticut Life Insurance Company (1997-present); College of
                                                        St. Benedict (2001-present); LIMRA, International
                                                        (1999-present); MDI, Inc. (1996-present) and formerly, Director of Washington Square Securities, Inc. (1996-2000); ReliaStar
                                                        Financial Corp. (2000-2001); and ReliaStar United Services Life
                                                        Insurance Company (1995-1998).  Mr. Salipante is currently a trustee, Chairman and President of The GCG Trust (November
                                                        2001-present).
---------------------------------------- -------------- -----------------------------------------------------------------
John G. Turner*                          Trustee        Retired as of January 1, 2002.  Mr. Turner was formerly Trustee
(Age 62)                                                and Vice Chairman of ING Americas (2000-2001); Chairman and
                                                        Chief Executive Officer of ReliaStar Financial Corp.
7337 E. Doubletree Ranch Rd.                            (1993-2000); Chairman of ReliaStar United Services Life
Scottsdale, Arizona 85258                               Insurance Company and ReliaStar Life Insurance Company of New
                                                        York (1995-2000); Chairman of Northern Life Insurance Company
                                                        (1992-2000); Chairman and Director/Trustee of the Northstar
                                                        affiliated investment companies (1993-2000).  Mr. Turner is a
                                                        Director of ReliaStar Financial Corp. (1983-present); Director of Hormel Foods Corporation (2000-present); and Shopko Stores,
                                                        Inc. (1999-present).  Mr. Turner was formerly Director of
                                                        Northstar Investment Management Corporation and its affiliates
                                                        (1993-1999).  Mr. Turner is a director of Aeltus Investment
                                                        Management, Inc.  Mr. Turner is also chairman and
                                                        director/trustee of each of the Pilgrim Funds.
---------------------------------------- -------------- -----------------------------------------------------------------

---------------------------------------- -------------- -----------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S)    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------- -------------- -----------------------------------------------------------------
Roger B. Vincent                         Trustee        President of Springwell Corporation, a corporate advisory firm
(Age 56)                                                (1989 to present); director of AmeriGas Propane, Inc. (1998 to present); and director of Tatham Offshore, Inc. (1996-2000).
7337 E. Doubletree Ranch Rd.                                 Mr. Vincent is a trustee of The GCG Trust (1994 to present).
Scottsdale, Arizona 85258
---------------------------------------- -------------- -----------------------------------------------------------------
Richard A. Wedemeyer                     Trustee        Vice President - Finance & Administration of The Channel
(Age 65)                                                Corporation, an importer of specialty alloy aluminum products
                                                        (1996 - present).  Mr. Wedemeyer was formerly Vice President -
7337 E. Doubletree Ranch Rd.                            Finance & Administration of Performance Advantage, Inc., a
Scottsdale, Arizona 85258                               provider of training and consultation services (1992 - 1996).
                                                        Mr. Wedemeyer is a Director of Touchstone Consulting Group
                                                        (benefits consulting) (1992-present).  Mr. Wedemeyer was
                                                        formerly, a trustee of the First Choice Funds (1997-2001) and a
                                                        Director of ING Funds (1998-2001).  Mr. Wedemeyer is a
                                                        director/trustee of each of the Pilgrim Funds.
---------------------------------------- -------------- -----------------------------------------------------------------

     * Messrs. McInerney, Salipante, and Turner are each an "interested person" of the Trust as defined in the 1940 Act by virtue of their affiliations with ING.

TRUSTEES NOT STANDING FOR REELECTION

         INDEPENDENT TRUSTEES:

     In order to facilitate the creation of a Unified Board, Dr. Robert Grayson, Mr. Stanley B. Seidler and Ms. Elizabeth Newell are not standing for reelection. The Board of Trustees voted to pay each of the non-continuing Independent Trustees an amount equal to twice their annual compensation received from the Trust for attendance at regular quarterly Board meetings plus their annual retainer for the fiscal year ended December 31, 2001. It is anticipated that Dr. Grayson, Mr. Seidler and Ms. Newell will each receive $80,000, following the Meeting. DSI has agreed to reimburse the Trust for the payment of these amounts.

         INTERESTED TRUSTEES:

     Mr. John Barmeyer is the only Interested Trustee who is not standing for reelection. As an Interested Trustee, Mr. Barmeyer is not compensated by the Trust and will not receive any remuneration in connection with his resignation from the Board.

     To the best of the Trust's knowledge, as of November 30, 2001, no Trustee or Nominee owned 1% or more of the outstanding shares of any class of a Series of the Trust or of other funds advised by ING Pilgrim, and the Nominees owned, as a group, less than 1% of the shares of each Series of the Trust or of other Funds advised by ING Pilgrim.

TERM OF OFFICE

     Trustees generally hold office until their successors are elected and qualified. A Trustee of the Trust may resign or may be removed by a vote of the holders of a majority of the outstanding shares of the Trust at any time.

     During the Trust's fiscal year ended December 31, 2001, the Trustees held four regular Board meetings and two special telephonic Board meetings. Each incumbent Nominee of the Trust, except Mr. Salipante, attended in excess of 75% of the meetings of the Board of Trustees of the Trust and the committees of the Board of Trustees on which he or she served. Mr. Salipante was elected to the Current Board on November 6, 2001 at a Special Meeting of the Board of Trustees.

BOARD COMMITTEES

     AUDIT COMMITTEE. The Current Board has an Audit Committee, composed entirely of Independent Trustees. The Audit Committee currently consists of J. Michael Earley (Chair), Roger B. Vincent and Stanley B. Seidler. The Audit Committee reviews the financial reporting process, the Trust's systems of internal control, the audit process, and the Trust's processes for monitoring compliance with investment restrictions and applicable laws. The Audit Committee recommends to the Current Board the appointment of auditors for the Trust. In such capacity, it reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It also reviews the qualifications of key personnel involved in the foregoing activities. For more information on the Trust's auditors, refer to the section entitled "Independent Accountants" beginning on page [24]. During the fiscal year ended December 31, 2001, the Audit Committee held three meetings.

     GOVERNANCE COMMITTEE. The Current Board has a Governance Committee, composed entirely of Independent Trustees, for the purpose of establishing a structure for the operation of the Board and overseeing the administration of and ensuring compliance with the Trust's Governance Procedures and Guidelines. Among other things, the Governance Committee is responsible for identifying and recommending candidates to serve as Independent Trustees. The Governance Committee is also responsible for recommending to all Trustees the compensation to be paid to the Independent Trustees. The Governance Committee currently consists of R. Barbara Gitenstein (Chair), Roger B. Vincent, Robert A. Grayson and Elizabeth J. Newell. The Committee currently has a policy that it will consider nominees recommended by shareholders. During the fiscal year ended December 31, 2001, the Governance Committee held five meetings.

     INDEPENDENT TRUSTEE COMMITTEE. The Current Board has an Independent Trustee Committee consisting of Roger B. Vincent (Chair), Robert A. Grayson, R. Barbara Gitenstein, J. Michael Earley, Stanley B. Seidler and Elizabeth J. Newell. The Independent Trustee Committee was designated and established on May 17, 2001. During the fiscal year ended December 31, 2001, the Independent Trustee Committee met a total of eight times, four of which were not in conjunction with the regularly scheduled Board meetings.

     The committees that will be used by the newly constituted Unified Board, if approved by shareholders, is not yet known. The Pilgrim Funds have an Audit Committee, an Executive Committee, a Nominating Committee, and a Valuation Committee. The Pilgrim Funds do not have a governance committee or an independent trustee committee, although the Nominating Committee of that board performs some of the functions of the Governance Committee of The GCG Trust, and the independent trustees of the Pilgrim Funds frequently meet, even though not organized in a formal committee. ING management has advised the Board that it intends to recommend to the Unified Board the formation of three new committees: the Equity Committee, the International Equity Committee, and the Fixed Income Committee. The purpose of forming these committees will be to provide a committee structure that can more effectively provide oversight of investment activities of the mutual fund portfolios.

FREQUENCY OF BOARD MEETINGS

     The Board currently conducts regular meetings four times a year. The Audit and Governance Committees each currently meet two times per year and more frequently as needed and the Independent Trustee Committee meets four times a year and more frequently as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The reconstituted Unified Board may consider increasing the number of regular meetings and establishing additional committees.

COMPENSATION OF TRUSTEES

     Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each Independent Trustee is compensated for his or her services according to a fee schedule and receives a fee that consists of an annual retainer component and a meeting fee component.

    Under the currently existing compensation schedule, the Independent Trustees would receive (i) an annual retainer of $20,000, payable in equal quarterly installments; (ii) $5,000 per meeting for each Board meeting attended in person; (iii) $1,000 for attendance in person at any committee meeting not held in conjunction with a regular Board Meeting or for any specially called telephonic meeting; (iv) $5,000 per annum for serving as a committee chairperson, paid in equal quarterly installments; (v) $1,250 per meeting for attendance at a regular Board meeting by telephone;
(vi) $250 per meeting for attendance of a committee meeting not held in conjunction with a regular Board meeting by telephone; and
(vii) reimbursement for out-of-pocket expenses. In addition, the Lead Trustee receives an additional 50% of the regular retainer of $20,000 plus 50% of the full quarterly meeting fee of $20,000 plus 50% of $1,000 for attendance in person at any committee meeting not held in conjunction with a regular Board meeting or for any specially called telephonic meeting. The pro rata share paid by each GCG Trust Series is based on the Series' average net assets as a percentage of the average net assets of all The GCG Trust Series for which the Trustees serve in common as trustees as of the date the payment is due. None of the Trustees of the Trust currently is entitled to receive pension or retirement benefits.

     As a result of the constitution of the Unified Board, with the increase in number of Independent Trustees from six to ten, the aggregate trustee compensation paid by the Trust would increase under the current compensation schedule. Following the constitution of the Unified Board, it is anticipated that the trustee compensation schedule would be readdressed and that Independent Trustee compensation would be set on a complex-wide basis, with a pro rata share paid by each GCG Trust Series. In addition, retirement benefits may be approved to be consistent with those paid by other funds within the complex. Such changes in compensation schedules may result in increased costs to The GCG Trust Series.

     The following table sets forth information regarding the compensation paid to the Nominees for the fiscal year ended December 31, 2001 for service on the boards of their respective fund groups, as indicated below.


                                PENSION OR
                                RETIREMENT     ESTIMATED                                           NUMBER OF
                                 BENEFITS        ANNUAL         AGGREGATE          AGGREGATE     DIRECTORSHIPS   NUMBER OF
                                ACCRUED AS   BENEFITS UPON     COMPENSATION      COMPENSATION       IN THE        MUTUAL
NAME OF TRUSTEE                    FUND       RETIREMENT**       FROM THE        FROM THE GCG        FUND          FUND
(CURRENT FUND AFFILIATION)       EXPENSES                     PILGRIM FUNDS          TRUST          COMPLEX     PORTFOLIOS
                                                                 COMPLEX
------------------------------ ------------- --------------- ----------------- ------------------ ------------  -----------
Paul S. Doherty
(Pilgrim Funds)                    N/A            N/A           $61,187.50            N/A             22           61
---------------------------------------------------------------------------------------------------------------------------
J. Michael Earley
(GCG Trust)                        N/A            N/A              N/A            $50,000.00           1           29
---------------------------------------------------------------------------------------------------------------------------
R. Barbara Gitenstein
(GCG Trust)                        N/A            N/A              N/A            $51,000.00           1           29
---------------------------------------------------------------------------------------------------------------------------
Alan L. Gosule
(Pilgrim Funds)                    N/A            N/A           $59,187.50            N/A             22           61
---------------------------------------------------------------------------------------------------------------------------
Walter H. May
(Pilgrim Funds)                    N/A            N/A        $76,187.50***            N/A             22           61
---------------------------------------------------------------------------------------------------------------------------
Thomas J. McInerney*
(Pilgrim Funds)                    N/A            N/A              N/A                N/A             22           61
---------------------------------------------------------------------------------------------------------------------------
Jock Patton
(Pilgrim Funds)                    N/A            N/A         $75,187.50***           N/A             22           61
---------------------------------------------------------------------------------------------------------------------------
David W.C. Putnam
(Pilgrim Funds)                    N/A            N/A           $54,687.50            N/A             22           61
---------------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke
(Pilgrim Funds)                    N/A            N/A           $58,854.50            N/A             22           61
---------------------------------------------------------------------------------------------------------------------------
Robert C. Salipante*
(GCG Trust)                        N/A            N/A              N/A                N/A              1           29
---------------------------------------------------------------------------------------------------------------------------
John G. Turner*
(Pilgrim Funds)                    N/A            N/A              N/A                N/A             22           22
---------------------------------------------------------------------------------------------------------------------------
Roger B. Vincent
(GCG Trust)                        N/A            N/A              N/A           $79,000.00***         1           29
---------------------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer
(Pilgrim Funds)                 N/A               N/A           $51,854.50            N/A             22           61
---------------------------------------------------------------------------------------------------------------------------

     * Messrs. McInerney, Salipante and Turner each are deemed to be an "interested person" of the Trust under the 1940 Act because of their affiliations with ING, the parent corporation of DSI, the manager to the Trust.

     ** The Pilgrim Funds have adopted a retirement policy under which a director/trustee who has served as an Independent director/trustee for five years or more is paid by the Pilgrim Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the director/trustee for one year of service. At this time, no retirement benefits have been approved by The GCG Trust.

     *** Messrs. May, Patton and Vincent receive compensation for serving in the capacity of Lead Independent Trustee. Mr. Vincent's aggregate compensation includes payments made pursuant to Current Board authorization for special meetings attended in connection with due diligence on the Unified Board proposal. These payments, totaling $10,000 were reimbursed to the Trust by DSI.

OFFICERS OF THE TRUST

         The Trust's officers are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. Information regarding the executive officers of the Trust is set forth in Appendix A. The Trust does not pay its officers for the services they provide to the Trust. Officers, who are also officers or employees of DSI or its affiliates, are compensated by DSI or its affiliates.

VOTE REQUIRED

         The affirmative vote of a plurality of the shares of the Trust entitled to vote at the Meeting is required to approve the election of each Nominee to the Board.

BOARD'S RECOMMENDATION

         The Board recommends that shareholders VOTE "FOR" the election of each of the Nominees.

                                   PROPOSAL 2

               TO CONSIDER AND APPROVE A NEW PORTFOLIO MANAGEMENT
                           AGREEMENT AMONG THE TRUST,
          ON BEHALF OF THE GROWTH SERIES, GROWTH AND INCOME SERIES AND
                SPECIAL SITUATION SERIES, DIRECTED SERVICES, INC.
                          AND JANUS CAPITAL CORPORATION

SUMMARY

         Investment management services are provided to the Trust and each of its Series by Directed Services, Inc. ("DSI"), an indirect subsidiary of ING Groep N.V. ("ING"), located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, pursuant to an investment management agreement between DSI and the Trust. Subject to the supervision and approval of the Board and approval of the shareholders of the respective Series, DSI is responsible for engaging various investment advisory organizations (each, a "portfolio manager") to provide portfolio management services to the respective Series. DSI is responsible for monitoring and evaluating the performance of the Trust's various portfolio managers.

         Janus currently serves as the portfolio manager to the Growth Series, Growth and Income Series and Special Situations Series (hereinafter referred to as the "Janus Series") pursuant to a portfolio management agreement among the Trust on behalf of those Series, Directed Services, Inc. ("DSI") and Janus (the "Current Portfolio Management Agreement"). As explained in more detail below, shareholders of the Janus Series are being asked to approve a new Portfolio Management Agreement among the Trust, on behalf of the Janus Series, DSI and Janus (the "New Portfolio Management Agreement"). The New Portfolio Management Agreement will contain terms substantially the same as those in the Current Portfolio Management Agreement.

         Immediately prior to the transaction described below, Stilwell Financial Inc. ("Stilwell"), located at 920 Main Street, Kansas City, MO 64108-2008, owned 91.6% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business.

         On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under his Stock Purchase Agreement dated April 13, 1984 with Stilwell, as amended ("Stock Agreement") to sell his remaining 6.2% stake in Janus to Stilwell (the "Transaction"). The Stock Agreement provides that Mr. Bailey was entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercised these rights before December 31, 2001. At December 31, 2000, the price per share of Janus stock was $1,005. Accordingly, the Transaction is anticipated to be valued at $603,000,000. The Transaction closed on November 9, 2001 for $603,320,330 (including applicable interest). Following the transaction, Stilwell owns approximately 98% of Janus.

         Under the Stock Agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus' Board of Directors, subject to Stilwell's consent, which cannot be unreasonably withheld. These contractual rights will terminate on or about March 28, 2002. Subsequent to that date, it is anticipated that the operation of Janus and day-to-day management of the Series will remain largely unchanged. In particular, Stilwell and Mr. Bailey have advised the Trustees that both parties anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of Janus and his seat on the Janus board of directors for the foreseeable future.

         Under the Investment Company Act of 1940, as amended ("1940 Act"), a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. The 1940 Act provides a rebuttable presumption that an owner of less than 25% of the outstanding voting shares of an entity does not control that entity. Based largely on this presumption, Stilwell and Janus have advised the Trustees that they do not believe that consummation of the Transaction would cause an assignment of the Current Portfolio Management Agreement. To avoid any uncertainty about the status of the Current Portfolio Management Agreement upon the termination of Mr. Bailey's management rights, however, shareholders are being asked to approve the New Portfolio Management Agreement.

THE PORTFOLIO MANAGEMENT AGREEMENTS

         THE CURRENT PORTFOLIO MANAGEMENT AGREEMENT

         The Current Portfolio Management Agreement was last considered and renewed by the Trustees on November 7, 2001 and was last approved by shareholders on February 26, 1999. The Current Portfolio Management Agreement was amended on May 17, 2001 to reflect a change in the fee schedule that resulted in a reduction of the portfolio management fees paid by the Growth Series to Janus. The key terms, including fees, of the Current Portfolio Management Agreement are set out in detail under the heading "The New Portfolio Management Agreement" below.

         The following table summarizes the portfolio management fees paid by each of the Janus Series to Janus for the fiscal year ended December 31, 2001.

     ------------------------------ ------------------------------------------
       NAME OF PORTFOLIO              AGGREGATE PORTFOLIO MANAGEMENT FEES PAID
     ------------------------------ ------------------------------------------
       Growth Series                  $
     ------------------------------ ------------------------------------------
       Growth and Income Series       $
     ------------------------------ ------------------------------------------
       Special Situations Series      $
     ------------------------------ ------------------------------------------

         THE NEW PORTFOLIO MANAGEMENT AGREEMENT

         The New Portfolio Management Agreement is the same in all material respects as the Current Portfolio Management Agreement except for the dates of execution and termination. The initial term of the New Portfolio Management Agreement will reflect the date on which Mr. Bailey ceases to have any contractual right to select a majority of Janus' board of directors (currently anticipated to be on or about March 28, 2002) as its new effective date.

         A form of the New Portfolio Management Agreement is attached to this proxy statement as Exhibit A. Under the New Portfolio Management Agreement, Janus will continue to provide investment advisory services to each of the Janus Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that a Series may own or contemplate acquiring from time to time. All services under the New Portfolio Management Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust's By-Laws, any policies adopted by the Trustees, and the investment policies of each of the Janus Series as disclosed in the Trust's registration statement on file with the SEC, as amended from time to time.

         As compensation for its services, Janus will be entitled to receive from each of the Janus Series fees calculated as a percentage of each Series' average daily net assets. Fees under the New Portfolio Management Agreement will be calculated at the same rate as those incurred under the Current Portfolio Management Agreement. The rate paid by each Portfolio is set forth below.

  ---------------------------- ---------------------------------------------
                                 ADVISORY FEE UNDER CURRENT AND NEW
    NAME OF PORTFOLIO            PORTFOLIO MANAGEMENT  AGREEMENT
  ---------------------------- ---------------------------------------------
    Growth Series                0.55% on first $100 million;
                                 0.50% on next $400 million;
                                 0.45% on next $500 million;
                                 0.425% on next $2 billion; and
                                 0.40% in excess of $3 billion
  ---------------------------- ---------------------------------------------
    Growth and Income Series     0.55% on first $100 million;
                                 0.50% on next $400 million; and
                                 0.45% on amounts in excess of $500 million.
  ---------------------------- ---------------------------------------------
    Special Situations Series    0.55% on first $100 million;
                                 0.50% on next $400 million; and
                                 0.45% on amounts in excess of $500 million.
  ---------------------------- ---------------------------------------------


         Contingent upon receipt of shareholder approval, the New Portfolio Management Agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus' board of directors or the date of shareholder approval, whichever is later, and will continue in effect until December 31, 2003. Thereafter, the New Portfolio Management Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of each Series and (3) in either event by a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust ("Independent Trustees").

         Under the New Portfolio Management Agreement, Janus will continue to provide the Janus Series with portfolio management services in connection with a continuous investment program for the Series' portfolios which is to be managed in accordance with the investment objective, investment policies and restrictions of each Series as set forth in the prospectus and statement of additional information of the Trust and in accordance with the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws.

         The New Portfolio Management Agreement provides that it may be terminated by the Trust, DSI or Janus at any time, without penalty, by giving the other party 60 days' written notice. The New Portfolio Management Agreement also provides that Janus shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to a Series, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

         Janus acts as investment adviser to other investment companies with investment objectives similar to the Janus Series. Information related to these similar accounts is set forth in Appendix B.

         The Janus Series did not pay any brokerage commissions to an indirect subsidiary of ING or affiliate of the Manager during the fiscal year ended December 31, 2001.

TRUSTEES' CONSIDERATIONS

         At a Board meeting held on November 7, 2001, the Trustees, including a majority of the Independent Trustees, carefully considered the New Portfolio Management Agreement and its implications for the Janus Series' shareholders. In particular, the Trustees considered the possible effects on Janus and the Janus Series of the expiration of Mr. Bailey's contractual management rights. The Trustees reviewed materials furnished by DSI and Janus, including information regarding the commitment of Janus and Stilwell to continue to manage the Janus Series pursuant to the same performance standards and with as little disruption as possible to the management team in place. In particular, the Trustees considered the stated intention of Stilwell to maintain Mr. Bailey as chief executive officer of Janus and the expectation that the operation of Janus and day-to-day management of the Janus Series would remain largely unchanged for the forseeable future, and the commitment of Mr. Bailey and Janus' executive investment committee to continue to lead Janus' investment management team.

         In addition, the Trustees considered a wide range of information of the type they regularly consider when determining to continue a portfolio management agreement, including the terms of the New Portfolio Management Agreement, the scope and quality of the services that Janus has been providing the Series, the investment performance of the Series, information regarding the performance of similar funds over the same periods, information regarding Janus' profitability and financial condition and its key personnel, the portfolio management fee rate payable to Janus compared to similar funds managed by Janus and other investment advisers, and the total expense ratio of each of the Janus Series compared to similar funds managed by other investment advisers. The Trustees also considered that Janus' use of portfolio brokerage transactions to obtain research benefitting the Janus Series or other Janus clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Janus Series.

         After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Portfolio Management Agreement and to recommend that the Janus Series' shareholders vote to approve the New Portfolio Management Agreement.

ADDITIONAL INFORMATION ABOUT JANUS

         See Appendix B for a list of the directors and principal executive officers of Janus; a table setting forth the other investment companies managed by Janus with similar investment policies and objectives to those of the Janus Series; and other information about Janus.

VOTE REQUIRED

         Approval of the New Portfolio Management Agreement requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each Series. A "majority of the outstanding voting securities" of a Series, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of a Series present at the meeting if the owners of more than 50% of the Series then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of a Series entitled to vote at the meeting.

         In the event that the shareholders of any of the Janus Series do not approve the New Portfolio Management Agreement, the Trustees will take such action as the Board deems to be in the best interests of the Janus Series, which may involve obtaining interim advisory services for the Series from another advisory organization. Thereafter, the Trustees would either negotiate a new Portfolio Management Agreement with a new advisory organization selected by the Trustees or make other appropriate arrangements, in either event subject to approval by such Series' shareholders.

BOARD'S RECOMMENDATION

         The Trustees, including all of the Independent Trustees, recommend that shareholders of the Growth Series, Growth and Income Series and Special Situations Series VOTE "FOR" approval of the new Portfolio Management Agreement with Janus.

                                  OTHER MATTERS

QUORUM AND VOTING

         The Shares of the Series currently are offered only to the separate accounts of insurance companies (the "Participating Insurance Companies") to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, the "Variable Contracts") issued by the Participating Insurance Companies. These separate accounts are registered with the Securities and Exchange Commission as unit investment trusts under the 1940 Act. In accordance with the 1940 Act, it is expected that each Participating Insurance Company issuing a Variable Contract funded by a registered separate account that participates in the Trust will request voting instructions from the owners of the Variable Contracts (the "Variable Contract Owners"). The Participating Insurance Companies are required to vote Shares of the Series held by their registered separate accounts in accordance with instructions received from Variable Contract Owners. Each Participating Insurance Company is also required to vote Shares of the Series held in each registered separate account for which it has not received instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions from Variable Contract Owners. Shares held by each Participating Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Series and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment(s) thereof, will be determined as of the Record Date for the Meeting.

         The presence in person or by proxy of the holders of thirty percent (30%) of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Series were the Participating Insurance Companies and ING affiliates that provided seed money for several of the Series. Since the Participating Insurance Companies are the legal owners of the Shares, attendance by the Participating Insurance Companies at the Meeting will constitute a quorum under the Trust's Amended and Restated Agreement and Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions will be counted as present, but not cast, at the Meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting or a percentage of the Series' outstanding shares, which would have the effect of treating abstentions as if they were votes against the Proposal.

         In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies for the Proposals, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders. Such action should be based on a consideration of all relevant factors including the nature of the Proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on the Proposals prior to any adjournment if sufficient votes have been received for approval of the Proposals.

         The chart below lists the number of shares of each Series that were outstanding as of the close of business on the Record Date. Each Share of a Series is entitled to one vote, with proportionate voting for fractional Shares.

         ---------------------------------- -----------------------------------
                                             Total Number of Shares Outstanding
          Name of Series                     as of November 30, 2001
         ---------------------------------- -----------------------------------
          Liquid Asset Series                 1,107,053,836.087
         ---------------------------------- -----------------------------------
          Limited Maturity Bond Series        40,532,577.878
         ---------------------------------- -----------------------------------
          Core Bond Series                    11,951,536.136
         ---------------------------------- -----------------------------------
          Fully Managed Series                36,867,060.082
         ---------------------------------- -----------------------------------
          Total Return Series                 58,233,738.235
         ---------------------------------- -----------------------------------
          Asset Allocation Growth Series      5,505,954.808
         ---------------------------------- -----------------------------------
          Equity Income Series                34,504,565.394
         ---------------------------------- -----------------------------------
          All Cap Series                      24,708,927.255
         ---------------------------------- -----------------------------------
          Growth and Income Series            9,557,689.833
         ---------------------------------- -----------------------------------
          Real Estate Series                  7,773,887.301
         ---------------------------------- -----------------------------------
          Value Equity Series                 12,932,171.938
         ---------------------------------- -----------------------------------
          Investors Series                    8,481,114.507
         ---------------------------------- -----------------------------------
          Rising Dividends Series             38,378,702.461
         ---------------------------------- -----------------------------------
          Managed Global Series               24,414,915.681
         ---------------------------------- -----------------------------------
          Large Cap Value Series              25,858,460.376
         ---------------------------------- -----------------------------------
          Hard Asset Series                   3,844,818.449
         ---------------------------------- -----------------------------------
          Diversified Mid-Cap Series          5,720,625.124
         ---------------------------------- -----------------------------------
          Research Series                     52,860,422.928
         ---------------------------------- -----------------------------------
          Capital Growth Series               36,304,862.797
         ---------------------------------- -----------------------------------
          Capital Appreciation Series         31,750,636.804
         ---------------------------------- -----------------------------------
          Small Cap Series                    47,612,788.307
         ---------------------------------- -----------------------------------
          Mid-Cap Growth Series               78,792,087.421
         ---------------------------------- -----------------------------------
          Strategic Equity Series             20,641,113.768
         ---------------------------------- -----------------------------------
          Special Situations Series           2,946,355.044
         ---------------------------------- -----------------------------------
          Growth Series                       79,207,684.759
         ---------------------------------- -----------------------------------
          Internet TollkeeperSM Series        1,094,587.505
         ---------------------------------- -----------------------------------
          International Equity Series*        N/A
         ---------------------------------- -----------------------------------
          Developing World Series             10,606,746.114
         ---------------------------------- -----------------------------------
          Fund For Life Series                19,196.440
         ---------------------------------- -----------------------------------

          * The International Equity Series had not commenced operations as of November 30, 2001.

ADJOURNMENT

         In the event that sufficient votes in favor of the Proposals set forth in the Notice of Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to the Proposals. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws. The persons named as proxies will vote in favor of such adjournment those Proxies that they are entitled to vote in favor of each Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposals. None of the costs of any additional solicitation and of any adjourned session will be borne by the

Trust. If the Proposals receive sufficient favorable votes by the time of the Meeting, the Proposals will be acted upon and such actions will be final.

PRINCIPAL HOLDERS OF VOTING SECURITIES

         The officers and Trustees of the Trust cannot directly own shares of the Series without purchasing a variable annuity or variable insurance contract through one of the Participating Insurance Companies. As a result, the officers and Trustees as a group own less than 1% of the outstanding Shares of each Series and the Trust as a whole. As of November 30, 2001, all of the outstanding Shares of the Series were owned by certain insurance company separate accounts and by affiliates of ING, which provided seed capital for certain of the Series. The percentage ownership of each separate account owning more than 5% of the Shares of any Series as of November 30, 2001 is as follows:

     --------------------------- --------------------------------- ------------
                                   SHAREHOLDER NAME AND              PERCENTAGE
       SERIES                      ADDRESS OF RECORD                 HELD
     --------------------------- --------------------------------- ------------
       Asset Allocation Growth     ING Americas                      5.57%
                                   5780 Powers Ferry Road
                                   Atlanta, GA 30327-4390
     --------------------------- --------------------------------- ------------
       Special Situations          ING Americas                      7.66%
                                   5780 Powers Ferry Road
                                   Atlanta, GA 30327-4390
     --------------------------- --------------------------------- ------------
       Internet Tollkeeper sm      ING Americas                      45.68%
                                   5780 Powers Ferry Road
                                   Atlanta, GA 30327-4390
     --------------------------- --------------------------------- ------------
       Fund For Life               Golden American Life Insurance    48.5%
                                   Company
                                   1475 Dunwoody Drive
                                   West Chester, PA  19380
     --------------------------- --------------------------------- ------------
       Fund For Life               Joe A. Spalding                 7.03%
                                   c/o Golden American Life
                                   Insurance Company
                                   1475 Dunwoody Drive
                                   West Chester, PA  19380
     --------------------------- --------------------------------- ------------
       Fund For Life               Jerome S. Golden                14.13%
                                   c/o Golden American Life
                                   Insurance Company
                                   1475 Dunwoody Drive
                                   West Chester, PA  19380
     --------------------------- --------------------------------- ------------
       Fund For Life               David C. Nonell                 21.16%
                                   c/o Golden American Life
                                   Insurance Company
                                   1475 Dunwoody Drive
                                   West Chester, PA  19380
     --------------------------- --------------------------------- ------------


MANAGER AND DISTRIBUTOR

          Shares of the Trust are distributed through Directed Services, Inc. ("DSI"). DSI also serves as the Manager to the Trust. DSI's address is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. DSI is a registered investment adviser under the Investment Advisers Act of 1940 and a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (NASD). DSI acts as distributor without remuneration from the Trust.

INDEPENDENT ACCOUNTANTS

         Ernst & Young, LLP ("E&Y"), Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103-7096, serves as the independent accountants to the Trust. E&Y examines the financial statements for the Series and may provide other non-audit and tax-related services to the Trust. In accordance with Independence Standards Board Standard No. 1, E&Y has confirmed to the Trust's Audit Committee that it is an independent accountant with respect to the Series. Representatives of E&Y are expected to be present at the Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired. Described below are the Fund and Non-Fund Related Fees paid to E&Y for the fiscal year ended December 31, 2000. Figures for the fiscal year ended December 31, 2001 are not yet available.

         FUND RELATED FEES

         Audit Fees. For the Trust's fiscal year ended December 31, 2000, the approximate fee for professional services rendered for the audit of the Trust's annual financial statements was $345,000.

         All Other Fees. For the Trust's fiscal year ended December 31, 2000, E&Y was paid approximately $42,000 for all other services, including tax-related and other accounting services rendered to the Trust.

         NON-FUND RELATED FEES

         All Other Fees. For the Trust's fiscal year ended December 31, 2000, E&Y was paid approximately $18,000 for all other non-audit services rendered to Trust, DSI, and any entity controlling, controlled by or under common control with DSI that provides services to Trust. The Audit Committee has determined that the rendering of such other non-audit services is compatible with maintaining E&Y's independence.

ANNUAL REPORT

         The Trust's 2000 Annual Report to Shareholders was mailed on or about February 23, 2001. The 2001 Semi-Annual Report was mailed to shareholders on or about August 31, 2001. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF ANY OF THESE REPORTS, EACH MAY BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066.

COSTS OF SOLICITATION

         The costs associated with the Meeting will be allocated equitably between DSI and Janus. Neither the Trust nor its shareholders will bear any costs associated with this Meeting.

OTHER BUSINESS

         The management of the Trust knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement. If any other business properly comes before the Meeting, the persons designated as Proxies will exercise their best judgment in deciding how to vote on such matters.

SHAREHOLDER PROPOSALS

         Pursuant to the applicable law of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 2002 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposal which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

         Please complete the enclosed Proxy Card and return it promptly in the enclosed self-addressed postage-paid envelope or vote by Internet at https://vote.proxy-direct.com or by telephone by calling 1-800-597-7836. It is important that you vote promptly in order to avoid unnecessary delay and cost. You may revoke your proxy at any time prior to the Meeting by written notice to the Trust or by submitting a Proxy Card bearing a later date.

                                            By Order of the Board of Trustees

                                            /S/  Carolyn Mead

                                            Carolyn Mead
                                            Assistant Secretary

January __, 2002
West Chester, PA

                                   APPENDIX A

EXECUTIVE OFFICERS OF THE GCG TRUST

-------------------------- -------------------------------------------------------------- --------------- ---------------
                           PRINCIPAL OCCUPATION                                           POSITIONS       YEAR OF
NAME (AGE)                 FOR LAST 5 YEARS                                               WITH THE TRUST  APPOINTMENT
-------------------------- -------------------------------------------------------------- --------------- ---------------
Robert C. Salipante        General Manager and President, ING U.S. Financial Services     Trustee,        2001
(45)                       (2001-present).  Mr. Salipante was formerly General Manager    President and
                           and Chief Executive Officer, ING U.S. Retail Financial         Chairman
                           Services (2000-2001); President and Chief Operating Officer,
                           ReliaStar Financial Corp. (1999-2000); Senior Vice President
                           - Personal Financial Services, ReliaStar Financial Corp.
                           (1996-1999); Senior Vice President - Individual Division and
                           Technology, ReliaStar Financial Corp. (1996); Senior Vice
                           President - Strategic Marketing and Technology, ReliaStar
                           Financial Corp. (1994-1996).  Mr. Salipante is a member of the Boards of ReliaStar Life Insurance Company
                           (1995-present); ReliaStar Life Insurance Co. of New York
                           (1995-present); Northern Life Insurance Company
                           (1993-present); Golden American Life Insurance Company
                           (2001-present); ReliaStar Foundation (1996-present); Deluxe
                           Corp. (1996-present); Security Connecticut Life Insurance
                           Company (1997-present); College of St. Benedict
                           (2001-present); LIMRA, International (1999-present); MDI,
                           Inc. (1996-present) and formerly, Director of Washington
                           Square Securities, Inc. (1996-2000); ReliaStar Financial
                           Corp.(2000-2001); and ReliaStar United Services Life
                           (1995-1998).  Mr. Salipante is currently a trustee, Chairman and President of The GCG Trust (November 2001-present).
-------------------------- -------------------------------------------------------------- --------------- ---------------
Myles R. Tashman           Executive Vice President, General Counsel & Secretary,         Secretary       1995
(59)                       Golden American Life Insurance Company (1994-present)
-------------------------- -------------------------------------------------------------- --------------- ---------------
Mary Bea Wilkinson (44)    Senior Vice President, ING Outside Funds Group                 Treasurer       1998
                           (2000-Present); Senior Vice President and Chief Financial
                           Officer, First Golden American Life Insurance Company of New
                           York (1997-present); President, Directed Services,
                           Inc.(1993-1997)
-------------------------- -------------------------------------------------------------- --------------- ---------------
Christopher W. Smythe      Vice President, Directed Services, Inc.                        Assistant       1996
(41)                       (1996-present)                                                 Treasurer and
                                                                                          Principal
                                                                                          Accounting
                                                                                          Officer

-------------------------- -------------------------------------------------------------- --------------- ---------------

                                   APPENDIX B

ACTIVITIES AND MANAGEMENT OF JANUS

         Janus is a Colorado corporation organized in 1978 (formerly, Bailey, & Griffiths, Ltd.) It serves as investment adviser or sub-investment adviser to investment companies and separately managed accounts.

         The Directors of Janus are Thomas H. Bailey, Helen Young Hayes, Michael E. Herman, Thomas A. McDonnell, Landon H. Rowland and Michael Stolper. The address and principal occupations of each Director are set forth in the table below.

   ------------------------------------ -------------------------------------- --------------------------------------
   DIRECTOR                             ADDRESS                                PRINCIPAL OCCUPATION
   ------------------------------------ -------------------------------------- --------------------------------------
   Thomas H. Bailey                     100 Fillmore Street                    Director, President, Chairman and
                                        Denver, CO  80206                      Chief Executive Officer of Janus.
   ------------------------------------ -------------------------------------- --------------------------------------
   Helen Young Hayes                    100 Fillmore Street                    Director and Vice President of
                                        Denver, CO  80206                      Janus; Executive Vice President and
                                                                               Portfolio Manager of Janus Overseas
                                                                               Fund; Janus Worldwide Fund; Janus
                                                                               Aspen International Growth Portfolio;
                                                                               Janus Aspen Worldwide Growth Portfolio;
                                                                               Janus Adviser International Fund;
                                                                               Janus Adviser Worldwide Fund.
   ------------------------------------ -------------------------------------- --------------------------------------
   Michael E. Herman                    6201 Ward Parkway                      Private Investor
                                        Kansas City, MO  64113
   ------------------------------------ -------------------------------------- --------------------------------------
   Thomas A. McDonnell                  DST Systems, Inc.                      President and Chief Executive
                                        333 West 11th Street, 5th Floor        Officer of DST Systems, Inc.
                                        Kansas City, MO  64105
   ------------------------------------ -------------------------------------- --------------------------------------
   Landon H. Rowland                    Stilwell Financial Inc.                Chairman, President and Chief
                                        920 Main Street, 21st Floor            Executive Officer of Stilwell
                                        Kansas City, MO  64105-2008            Financial Inc.
   ------------------------------------ -------------------------------------- --------------------------------------
   Michael Stolper                      Stolper & Co., Inc.                    President of Stolper & Co., Inc. (an
                                        One America Plaza                      investment advisory firm).
                                        600 West Broadway
                                        Suite 1010
                                        San Diego, CA  92101
   ------------------------------------ -------------------------------------- --------------------------------------

         Mr. Bailey sold an approximately 6% stake in Janus to Stilwell in a sale that closed on May 1, 2001. The value of such previous sale was approximately $610,000,000 (including applicable interest).

FUNDS ADVISED/SUBADVISED BY JANUS
---------------------------------

TABLE ONE -- FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL
             OR LONG-TERM CAPITAL APPRECIATION

                                          NET ASSETS (MILLIONS)        ADVISORY FEE
NAME OF FUND                              AS OF SEPTEMBER 30, 2001     (% OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund, Inc.--      $    6.7                 0.55% first $100 million*
AAL Aggressive Growth Portfolio                                        0.50% next $400 million
                                                                       0.45% over $500 million

The AAL Mutual Funds--                        $   39.5                 0.55% first $100 million*
AAL Aggressive Growth Fund                                             0.50% next $400 million
                                                                       0.45% over $500 million

American Skandia Trust--                      $  543.0                 0.50% on all assets*
AST Janus Overseas Growth Portfolio

American Skandia Trust--                      $   52.2                 0.55% first $100 million*
AST Janus Mid-Cap Growth Portfolio                                     0.50% next $400 million
                                                                       0.45% next $1.5 billion
                                                                       0.40% next $3 billion
                                                                       0.375% next $5 billion
                                                                       0.35% over $10 billion

American Skandia Trust--                      $   29.7                 0.55% first $100 million*
AST Janus Strategic Value Portfolio                                    0.50% next $400 million
                                                                       0.45% next $1.5 billion
                                                                       0.40% next $3 billion
                                                                       0.375% next $5 billion
                                                                       0.35% over $10 billion

American Skandia Advisor Funds, Inc.--        $1,035.6                 0.50% first $500 million*
ASAF Janus Capital Growth Fund                                         0.45% next $500 million
                                                                       0.40% next $4 billion
                                                                       0.35% over $5 billion

American Skandia Advisor Funds, Inc.--        $  250.0                 0.50% on all assets*
ASAF Janus Overseas Growth Fund

American Skandia Advisor Funds, Inc.--        $   19.2                 0.55% first $100 million*
ASAF Janus Mid-Cap Growth Fund                                         0.50% next $400 million
                                                                       0.45% next $1.5 billion
                                                                       0.40% next $3 billion
                                                                       0.375% next $5 billion
                                                                       0.35% over $10 billion

The GCG Trust--                               $  979.7                 0.55% first $100 million*
Growth Portfolio                                                       0.50% next $400 million
                                                                       0.45% over $500 million
                                                                       0.425% next $2 billion
                                                                       0.40% over $3 billion
-----------------------------------------------------------------------------------------------
*    Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE ONE -- FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR
             LONG-TERM CAPITAL APPRECIATION (CONTINUED)

                                                NET ASSETS (MILLIONS)       ADVISORY FEE
NAME OF FUND                                    AS OF SEPTEMBER 30, 2001    (% OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------------------------------------
The GCG Trust--                                 $    19.5                   0.55% first $100 million*
Special Situations Portfolio                                                0.50% next $400 million
                                                                            0.45% over $500 million

IDEX Mutual Funds--                             $   167.1                   0.50% first $750 million*+
IDEX Janus Capital Appreciation Fund                                        0.45% next $250 million
                                                                            0.425% over $1 billion
Janus Core Equity Fund                          $   711.0                   0.65%
Janus Enterprise Fund                           $ 2,945.3                   0.65%
Janus Global Life Sciences Fund                 $ 2,375.5                   0.65%
Janus Global Technology Fund                    $ 1,968.7                   0.65%
Janus Global Value Fund                         $    56.4                   0.65%
Janus Mercury Fund                              $ 7,875.7                   0.65%
Janus Olympus Fund                              $ 2,942.9                   0.65%
Janus Orion Fund                                $   561.6                   0.65%
Janus Overseas Fund                             $ 4,868.5                   0.65%
Janus Special Situations Fund                   $   907.0                   0.65%
Janus Strategic Value Fund                      $ 1,877.7                   0.65%
Janus Twenty Fund                               $14,362.7                   0.65%
Janus Venture Fund                              $   966.1                   0.65%
Janus Aspen Aggressive Growth Portfolio         $ 1,973.8                   0.65%
Janus Aspen Capital Appreciation Portfolio      $ 1,126.6                   0.65%
Janus Aspen Core Equity Portfolio               $    12.6                   0.65%++
Janus Aspen Global Life Sciences Portfolio      $    42.4                   0.65%++

--------------------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.

++ Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).

TABLE ONE -- FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR
             LONG-TERM CAPITAL APPRECIATION (CONTINUED)

                                         NET ASSETS (MILLIONS)       ADVISORY FEE
NAME OF FUND                             AS OF SEPTEMBER 30, 2001    (% OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio     $  204.1                 0.65%++
Janus Aspen Global Value Fund               $    1.8                 0.65%++
Janus Aspen International Growth Fund       $1,232.6                 0.65%
Janus Aspen Strategic Value Portfolio       $   13.4                 0.65%++
Janus Adviser Aggressive Growth Fund        $  262.0                 0.65%#
Janus Adviser Capital Appreciation Fund     $  221.6                 0.65%#
Janus Adviser Core Equity Fund              $    7.5                 0.65%#
Janus Adviser Global Value Fund             $    1.8                 0.65%ss.
Janus Adviser International Fund            $  386.9                 0.65%#
Janus Adviser Strategic Value Fund          $    4.4                 0.65%ss.

JNL Series Trust--                          $  407.0                 0.55% first $100 million*
JNL/Janus Aggressive Growth Series                                   0.50% next $400 million
                                                                     0.45% over $500 million

JNL Series Trust--                          $  232.3                 0.55% first $100 million*
JNL/Janus Capital Growth Series                                      0.50% next $400 million
                                                                     0.45% over $500 million

John Hancock Variable Series Trust I--      $  212.5                 0.55% first $100 million*
                                                                     0.50% next $400 million
Mid Cap Growth Fund                                                  0.45% over $500 million

Manufacturers Investment Trust--            $  109.1                 0.55% first $100 million*
Dynamic Growth Trust                                                 0.50% next $400 million
                                                                     0.45% over $500 million

MassMutual Institutional Funds--            $  121.1                 0.55% first $100 million*
MassMutual Aggressive Growth Fund                                    0.50% next $400 million
                                                                     0.45% over $500 million

---------------------------
++ Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).

# Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

ss. Until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002), provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE ONE -- FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR
             LONG-TERM CAPITAL APPRECIATION (CONTINUED)

                                   NET ASSETS (MILLIONS)       ADVISORY FEE
NAME OF FUND                       AS OF SEPTEMBER 30, 2001    (% OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------
Metropolitan Series Fund, Inc.--      $  930.5                 0.55% first $100 million*
Janus Mid-Cap Portfolio                                        0.50% next $400 million
                                                               0.45% over $500 million

Met Investors Series Trust--          $    7.8                 0.55% first $100 million*
Janus Aggressive Growth Portfolio                              0.50% next $400 million
                                                               0.45% over $500 million

Ohio National Fund, Inc.--            $   14.1                 0.55% first $100 million*
Aggressive Growth Portfolio                                    0.50% next $400 million
                                                               0.45% over $500 million

Pacific Select Fund--                 $2,076.0                 0.55% first $100 million*
Growth LT Portfolio                                            0.50% next $400 million
                                                               0.45% over $500 million

Pacific Select Fund--                 $   42.5                 0.55% first $100 million*
Focused 30 Portfolio                                           0.50% next $400 million
                                                               0.45% over $500 million

Pacific Select Fund--                 $   67.0                 0.55% first $100 million*
Strategic Value Portfolio                                      0.50% next $400 million
                                                               0.45% over $500 million

The Phoenix Edge Series Fund--        $   18.6                 0.55% first $100 million*
Phoenix-Janus Core Equity Series                               0.50% next $400 million
                                                               0.45% over $500 million

The Travelers Series Trust--          $1,188.9                 0.55% first $100 million*
Capital Appreciation Fund                                      0.50% next $400 million
                                                               0.45% over $500 million

WM Group of Funds--                   $  568.0                 0.55% first $25 million*
Growth Fund                                                    0.50% next $475 million
                                                               0.45% over $500 million

WM Variable Trust--                   $  158.1                 0.55% first $25 million*
Growth Fund                                                    0.50% next $475 million
                                                               0.45% over $500 million

---------------------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE TWO -- FUNDS SEEKING LONG-TERM CAPITAL GROWTH AND CURRENT INCOME

                                         NET ASSETS (MILLIONS)       ADVISORY FEE
NAME OF FUND                             AS OF SEPTEMBER 30, 2001    (% OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------------------------------------------
The GCG Trust--                             $   66.0                 0.55% first $100 million*
Growth and Income Portfolio                                          0.50% next $400 million
                                                                     0.45% over $500 million

IDEX Mutual Funds--                         $   18.6                 0.55% first $100 million*+
IDEX Janus Growth and Income Fund                                    0.50% next $400 million
                                                                     0.45% over $500 million

Janus Growth and Income Fund                $6,352.9                 0.65%
Janus Aspen Growth and Income Portfolio     $  157.8                 0.65%
Janus Adviser Growth and Income Fund        $   41.5                 0.65%++

JNL Series Trust--                          $   19.1                 0.55% first $100 million*
JNL Growth and Income Series                                         0.50% next $400 million
                                                                     0.45% over $500 million

Scudder Variable Series II--                $  132.8                 0.55% first $100 million*
SVS Growth and Income Portfolio                                      0.50% next $400 million
                                                                     0.45% over $500 million

---------------------------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.40% of the fund's daily net assets.

++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

                                    EXHIBIT A

                                                 PORTFOLIO MANAGEMENT AGREEMENT

         AGREEMENT made this ____th day of ______, 2002, among The GCG Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. (the "Manager"), a New York corporation, and Janus Capital Corporation ("Portfolio Manager"), a Colorado corporation.

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

         WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

         WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

         WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services to many of the Trust's series;

         WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

         NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

         1. Appointment. The Trust and the Manager hereby appoint Janus Capital Corporation to act as Portfolio Manager to the Series designated on Schedule A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

         2. Portfolio Management Duties. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of each Series. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as from time to time amended, copies of which shall be sent to the Portfolio Manager by the Manager upon filing with the SEC. Prior to filing the Manager will provide an opportunity for the Portfolio Manager to review the Trust's prospectus and statement of additional information. The Portfolio Manager further agrees as follows:

         (a) The Portfolio Manager will (1) manage each Series so that no action or omission on the part of the Portfolio Manager will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in
Section 851 of the Internal Revenue Code (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company, both of which shall not be the responsibility of the Portfolio Manager), (2) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Internal Revenue Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. Portfolio Manager shall have no responsibility to monitor those limitations or restrictions, including the 90%-source test, for which the Portfolio Manager has not been provided sufficient information in accordance with Section 2(j) of this Agreement or otherwise, provided Portfolio Manager has notified Manager of its need for such information. All such monitoring shall be the responsibility of the Manager.

         (b) The Portfolio Manager will perform its duties hereunder pursuant to the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees of which the Portfolio Manager has been notified in writing, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy ("Registration Statement"). The Manager or the Trust will notify the Portfolio Manager of pertinent provisions of applicable state insurance law with which the Portfolio Manager must comply under this Paragraph 2(b).

         (c) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board of Trustees.

         (d) In connection with the purchase and sale of securities for a Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

         (e) The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager, and the parties agree that the Portfolio Manager shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Series except to the extent that the Portfolio Manager exercises judgment with respect to any such valuation. The Portfolio Manager shall not otherwise be responsible for portfolio accounting nor shall it be required to generate information derived from portfolio accounting data.

         (f) The Portfolio Manager will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

         (g) The Portfolio Manager will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

         (h) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Portfolio Manager may not retain as subadviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company that is retained as subadviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager, any subadviser that the Portfolio Manager has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Portfolio Manager's knowledge, in any material connection with the handling of Trust assets:

               (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

               (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

               (iii)been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

         (i) Portfolio Manager shall be responsible for the preparation and filing of Schedule 13G and 13F on behalf of the Series. Portfolio Manager shall not be responsible for preparing or filing of any other reports required of the Series by any governmental or regulatory agency, except as may be expressly agreed to in writing. This section shall not be interpreted to relieve Portfolio Manager of its duty to file reports of it as an investment adviser. Portfolio Manager shall vote proxies received in connection with securities held by the Series.

         (j) Manager shall timely furnish Portfolio Manager with such information as may be reasonably necessary for or requested by Portfolio Manager to perform its responsibilities.

         (k) The Series assets shall be maintained in the custody of the Trust's designated custodian. Any assets added to the Series shall be delivered directly to such custodian. Portfolio Manager shall have no liability for the acts or omissions of any custodian of the Series' assets, except for Portfolio Manager's instructions given to any custodian. Portfolio Manager shall have no responsibility, except for Portfolio Manager's instructions to custodian, for custodian's compliance with the segregation requirement of the 1940 Act or other applicable law. Portfolio Manager shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) 0f the 1940 Act, which was adopted by the Board of Trustees of the Trust as the code of ethics for the Series, and shall not be subject to any other code of ethics, including Manager's code of ethics, unless specifically adopted by Portfolio Manager.

         3. Broker-Dealer Selection. The Portfolio Manager is responsible for decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor. Pursuant to the Procedures for Opening Brokerage and Other Accounts, the Portfolio Manager is authorized to open brokerage and other trading accounts on behalf of the Series in compliance with these procedures.

         4. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Portfolio Manager, to the Portfolio Manager's knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

         Manager represents and warrants that: (a) it has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of, the SEC, and
(b) it has authority under the Management Agreement and applicable law to execute, deliver and perform this Agreement.

         5. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

          (a) Expenses of all audits by the Trust's independent public accountants;

          (b) Expenses of the Series' transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

          (c) Expenses of the Series' custodial services including recordkeeping services provided by the custodian;

          (d) Expenses of obtaining quotations for calculating the value of each Series' net assets;

          (e) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

          (f) Expenses of maintaining the Trust's tax records;

          (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

          (h)  Taxes levied against the Trust;

          (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Series;

          (j) Costs, including the interest expense, of borrowing money;

          (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

          (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

          (m) Costs of printing stock certificates representing shares of the Trust;

          (n) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

          (o) The Trust's pro rata portion of the fidelity bond required by
     Section 17(g) of the 1940 Act, or other insurance premiums;

          (p) Association membership dues;

          (q) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 14 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

          (r) Organizational and offering expenses.

         6. Compensation. For the services provided, the Manager will pay the Portfolio Manager a fee, payable as described in Schedule B.

         7. Seed Money. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

         8.  Compliance.

         (a) The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or
(3) upon having a reasonable basis
for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

         (b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

         9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

         10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

         11.  Representations Respecting Portfolio Manager.

         (a) During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager, Janus Capital Corporation or any of its affiliates (other than the Manager), or that use any derivative of the name Janus Capital Corporation or any logo associated therewith. The Trust and the Manager agree that they will not use any such material without the prior written consent of the Portfolio Manager, which consent shall not be unreasonably withheld or delayed. The Series' name shall not include the name Janus without prior written consent of the Portfolio Manager. In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

         (b) the Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

         (c) the Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

         12. Control. It is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

         13. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

         14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

         15.  Indemnification.

         (a) Notwithstanding Section 14 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which
(1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Manager, any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

         (b) Notwithstanding Section 14 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, (2) may be based upon a failure to comply with
Section 2, Paragraph (a) of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Portfolio Manager and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

         (c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

         (d) The Portfolio Manager shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

         (e) The Manager shall not be liable under this Section 15 to indemnify and hold harmless the Portfolio Manager and the Portfolio Manager shall not be liable under this Section 15 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Portfolio Manager is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Manager.

         16. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect until December 31, 2003 and shall continue on an annual basis thereafter with respect to each Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to December 31 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty
(60) days' written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) day's written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon sixty (60) days written notice to the Manager and the Trust. In addition, this Agreement shall terminate with respect to a Series in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(f), 9, 10, 11, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

         17. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         18.  Use of Name.

         (a) It is understood that the name "Directed Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

         (b) It is understood that the name "Janus" or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust with the approval of the Portfolio Manager, only as stated in Section 11, and only for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such name (or derivative or logo).

         19. Amended and Restated Agreement and Declaration of Trust. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

         20.  Miscellaneous.

         (a) This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

         (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (c) To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

         (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

         (e) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                                THE GCG TRUST

  Attest                                 By:
        ---------------------------         ----------------------------------

  Title:                                 Title:
        ---------------------------            -------------------------------



                                         DIRECTED SERVICES, INC.

  Attest                                 By:
        ---------------------------         ----------------------------------

  Title:                                 Title:
        ---------------------------            -------------------------------



                                         JANUS CAPITAL CORPORATION

  Attest                                 By:
        ---------------------------         ----------------------------------

  Title:                                 Title:
        ---------------------------            -------------------------------

                                   SCHEDULE A

         The Series of The GCG Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which Janus Capital Corporation shall act as Portfolio Manager are as follows:

                                  Growth Series
                            Growth and Income Series
                            Special Situations Series

                                   SCHEDULE B

                       COMPENSATION FOR SERVICES TO SERIES

         For the services provided by Janus Capital Corporation ("Portfolio Manager") to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, dated ______, 2002, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the applicable Series at the following annual rates:

    SERIES                           FEE

    Growth Series                    .55% on first $100 million;
                                     .50% on next $400 million;
                                     .45% on next $500 million;
                                     .425% on the next $2 billion; and
                                     .40% in excess of $3 billion

    Special Situation Series and     .55% on first $100 million;
    Growth Income Series             .50% on next $400 million; and
                                     .45% on amounts in excess of $500 million.

                             FORM OF PROXY (INSERT)

VOTE TODAY

To cast your vote, please read the proxy statement and locate your proxy card enclosed in this package. You may also vote via Internet or telephone. The Trustees recommend that you vote "FOR" all proposals.

   ------------------------------------- ------------------------------------- -------------------------------
   VOTE  BY  MAIL:                       VOTE  BY  INTERNET:                   VOTE  BY  TELEPHONE:
   ------------------------------------- ------------------------------------- -------------------------------
                                         1.   Go to:                           1.   Call toll-free:
   1.   Simply return your completed          https://vote.proxy-direct.com         1-800-597-7836
                                              -----------------------------
        proxy card in the enclosed       2.   Enter your 14 digit control      2.   Follow the simple recorded
        postage-paid envelope.                number from your proxy card.          instructions.
   ------------------------------------- ------------------------------------- -------------------------------


Please do not mail the proxy card if you are voting by Internet or telephone.

FORM OF
PROXY CARD

                                  THE GCG TRUST

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                   JANUARY 31, 2002 THIS PROXY IS SOLICITED ON
                         BEHALF OF THE BOARD OF TRUSTEES

This proxy shall be voted on the proposals described in the accompanying proxy statement as specified below. The undersigned hereby appoints Carolyn Mead and Marilyn Talman, or either of them, as attorneys, with full power of substitution, to vote on behalf of the undersigned at the special meeting of shareholders of The GCG Trust to be held at 1475 Dunwoody Drive, West Chester, Pennsylvania, 19380, on January 31, 2002 at 10:00 a.m. Eastern time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated _______ as follows:

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE ON THIS PROXY. IF NO CHOICE IS INDICATED ON THIS PROXY, THE VOTING INSTRUCTION WILL BE DEEMED TO BE AFFIRMATIVE ON THESE MATTERS. IF THE PROXY IS NOT SIGNED AND RECEIVED BY JANUARY 31, 2002, THE SHARES REPRESENTED BY THIS PROXY WILL BE CAST IN THE SAME PROPORTION OF PROXIES "FOR," "AGAINST" AND "ABSTAIN" ON EACH ISSUE AS ARE CAST WITH RESPECT TO ALL OTHER SHARES VOTED BY CONTRACT OWNERS AT THE MEETING.


                     VOTE VIA INTERNET: https://vote.proxy-direct.com
                                        -----------------------------
                     VOTE VIA TELEPHONE:  1-800-597-7836.

                     ------------------------------------------------
                       CONTROL NUMBER:  999 9999 9999 999
                     ------------------------------------------------


                    NOTE: Please sign exactly as your name appears on the proxy. All joint contract owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signor's office. If a partner, sign in the partnership name.

                            ----------------------------------------------------
                            Signatures

                           ----------------------------------------------------
                            Signatures (if held jointly)

                           ----------------------------------------------------
                            Dated:

     FUND                      UNITS         FUND                      UNITS
     ----                      -----         ----                      -----
     Fundname Drop-in 1                      Fundname Drop-in 2
     Fundname Drop-in 3                      Fundname Drop-in 4
     Fundname Drop-in 5                      Fundname Drop-in 6
     Fundname Drop-in 7                      Fundname Drop-in 8
     Fundname Drop-in 9                      Fundname Drop-in 10
     Fundname Drop-in 11                     Fundname Drop-in 12
     Fundname Drop-in 13                     Fundname Drop-in 14
     Fundname Drop-in 15                     Fundname Drop-in 16
     Fundname Drop-in 17                     Fundname Drop-in 18
     Fundname Drop-in 19                     Fundname Drop-in 20
     Fundname Drop-in 21                     Fundname Drop-in 22
     Fundname Drop-in 23                     Fundname Drop-in 24
     Fundname Drop-in 25                     Fundname Drop-in 26
     Fundname Drop-in 27                     Fundname Drop-in 28
     Fundname Drop-in 29


Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted FOR each such proposal. PLEASE MARK VOTES AS IN THIS EXAMPLE:

1.       TO ELECT A BOARD OF TRUSTEES OF THE TRUST.


                                      FOR ALL    WITHHOLD ALL    FOR ALL EXCEPT

                                       |--|          |--|             |--|
                                       |--|          |--|             |--|

   01)  Paul S. Doherty
   02)  J. Michael Earley
   03)  R. Barbara Gitenstein
   04)  Alan L. Gosule
   05)  Walter H. May
   06)  Thomas J. McInerney
   07)  Jock Patton
   08)  David W.C. Putnam
   09)  Blaine E. Rieke
   10)  Robert C. Salipante
   11)  John G. Turner
   12)  Roger B. Vincent
   13)  Richard A. Wedemeyer

         To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

2.       TO CONSIDER AND APPROVE A NEW             FOR       AGAINST     ABSTAIN
         PORTFOLIO MANAGEMENT AGREEMENT
         AMONG THE TRUST ON BEHALF OF THE          |--|       |--|         |--|
         GROWTH SERIES, GROWTH AND INCOME          |--|       |--|         |--|
         SERIES AND SPECIAL SITUATION SERIES,
         DIRECTED SERVICES, INC. AND
         JANUS CAPITAL CORPORATION.

3.       TO TRANSACT SUCH OTHER BUSINESS           FOR       AGAINST     ABSTAIN
         AS MAY PROPERLY COME BEFORE THE
         MEETING OR ANY ADJOURNMENT(S)             |--|       |--|         |--|
         THEREOF.                                  |--|       |--|         |--|



               PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!